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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 13, 2002
                        (Date of earliest event reported)

                         DREXLER TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                       0-6377                   77-0176309
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


            1077 Independence Avenue, Mountain View, California 94043
               (Address of principal executive offices) (Zip Code)

        Registrant telephone number, including area code: (650) 969-7277

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ITEM 5.  OTHER EVENTS.

         On November 13, 2002, the Registrant issued the news release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1 News Release dated November 13, 2002, entitled "Drexler Technology Comments on Tampa News Story Concerning Raymond James Probe by SEC"



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  November 15, 2002

                                      DREXLER TECHNOLOGY CORPORATION



                                      By          /s/Jerome Drexler
                                          --------------------------------------
                                                     Jerome Drexler
                                          Chairman of the Board of Directors and
                                                 Chief Executive Officer




                                INDEX TO EXHIBITS


   Exhibit
   Number                                       Description
------------ -----------------------------------------------------------------
    99.1 News Release dated November 13, 2002, entitled "Drexler Technology Comments on Tampa News Story Concerning Raymond James Probe by SEC"



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